UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2021

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

Brookdale Senior Living Inc. (the "Company") held its 2021 annual meeting of stockholders on June 17, 2021 (the "Annual Meeting"). Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results. Each such matter is described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the "Proxy Statement").

Proposal 1: Stockholders elected Jordan R. Asher, Lucinda M. Baier, Marcus E. Bromley, Frank M. Bumstead, Victoria L. Freed, Rita Johnson-Mills, Guy P. Sansone, Denise W. Warren, and Lee S. Wielansky as directors, each to hold office for a one-year term expiring at the 2022 annual meeting of stockholders. Each such nominee received a majority of votes cast in his or her election. The following votes were taken in connection with the election of directors at the Annual Meeting:

Director Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jordan R. Asher	145,613,111	544,866	85,892	12,271,875
Lucinda M. Baier	145,552,199	605,313	86,357	12,271,875
Marcus E. Bromley	145,564,477	593,081	86,311	12,271,875
Frank M. Bumstead	139,165,282	6,989,026	89,561	12,271,875
Victoria L. Freed	144,745,369	1,411,430	87,070	12,271,875
Rita Johnson-Mills	145,567,084	578,108	98,677	12,271,875
Guy P. Sansone	140,066,279	6,089,443	88,147	12,271,875
Denise W. Warren	144,783,620	1,373,526	86,723	12,271,875
Lee S. Wielansky	145,634,959	523,599	85,311	12,271,875

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,419,037	2,662,881	161,951	12,271,875

Proposal 3: Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2021. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,340,745	6,108,808	66,191	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	June 17, 2021	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary